EXHIBIT 99.1


                           UPDATED POSITIONS JUNE   13:39 Friday, July 9, 2004 1
                          Portfolio Summary Report
                      Prepared by Goldman, Sachs & Co.

------------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                             Loans     Sched Balance    Gross WAC   Net WAC  Orig WA   ST WAM  Am WAM   Age
------------------------------------------------------------------------------------------------------------------------------------
0001 GSAA-2004-06   , CONFORMING     ,  IN POOL        761      $135,381,154        5.748     5.498      360      358     356    2
0002 GSAA-2004-06   , NON CONFORMING ,  IN POOL        159       $81,156,888        5.636     5.386      360      358     358    2
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                         920      $216,538,042
------------------------------------------------------------------------------------------------------------------------------------



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:   UPDATED POSITIONS JUNE           July 9, 2004      13:39    PAGE 0001
Deal       GSAA-2004-06
Check      CONFORMING
Pool       IN POOL

--------------------------------------------------------------------------------------------------------------------------
Loans   Sched Balance     Gross WAC        Net WAC        Orig WA         ST WAM         Am WAM            Age
--------------------------------------------------------------------------------------------------------------------------
  761   $135,381,154          5.748          5.498            360            358            356              2
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Loans   OLTV       Comb LTV           FICO            DTI         Margin        1st Cap        Per Cap      06/04 MTR        Maxrate
------------------------------------------------------------------------------------------------------------------------------------
  761   78.9           86.3            709          33.06           2.75           5.00           1.00          47.51         11.264
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|
|4.00 - 4.249%     0.48|  $25,001-$ 50,000   0.51|356 - 360 Mont 100.00|351 - 355 Mont   3.47|Other/Unknown   69.15|  1     40.87|
|4.25 - 4.49%      1.37|  $50,001-$ 75,000   2.84|                     |356 - 360 Mont  96.53|181 - 240 Mont   0.16|  2     37.98|
|4.50 - 4.749%     2.23|  $75,001-$100,000   5.70|                     |                     |241 - 300 Mont   0.06|  3      9.30|
|4.75 - 4.99%      7.70| $100,001-$120,000   6.02|                     |                     |346 - 350 Mont   0.20|  4      8.37|
|5.00 - 5.249%     7.12| $120,001-$140,000   8.27|                     |                     |351 - 355 Mont   3.75|  5      2.10|
|5.25 - 5.49%     13.36| $140,001-$160,000   7.28|                     |                     |356 - 360 Mont  26.68|  6      0.80|
|5.50 - 5.749%    13.89| $160,001-$180,000   7.32|                     |                     |                     |  7      0.57|
|5.75 - 5.99%     17.35| $180,001-$200,000   6.91|                     |                     |                     |             |
|6.00 - 6.249%    11.36| $200,001-$250,000  16.29|                     |                     |                     |             |
|6.25 - 6.49%      9.81| $250,001-$300,000  17.61|                     |                     |                     |             |
|6.50 - 6.749%     7.34| $300,001-$350,000  14.67|                     |                     |                     |             |
|6.75 - 6.99%      4.31| $350,001-$400,000   1.90|                     |                     |                     |             |
|7.00 - 7.249%     2.45| $400,001-$450,000   1.25|                     |                     |                     |             |
|7.25 - 7.49%      0.43| $450,001-$500,000   2.16|                     |                     |                     |             |
|7.50 - 7.749%     0.72| $500,001-$550,000   0.40|                     |                     |                     |             |
|7.75 - 7.99%      0.07| $550,001-$600,000   0.42|                     |                     |                     |             |
|                      | $600,001-$650,000   0.45|                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|


 -------------------------------------------------------------------------------------
|Geography             |Orig LTV              |Comb LTV              |FICO           |
|----------------------|----------------------|----------------------|---------------|
|California       35.23| 0.01-50.00%      1.33| 0.01-50.00%      1.19|600-619    0.11|
|Florida           7.58| 50.01-60.00%     1.51| 50.01-60.00%     1.20|620-649    7.37|
|Washington        6.17| 60.01-65.00%     1.91| 60.01-65.00%     1.53|650-699   36.84|
|Georgia           4.85| 65.01-70.00%     4.33| 65.01-70.00%     2.95|700-749   35.57|
|Arizona           4.50| 70.01-75.00%     9.34| 70.01-75.00%     6.74|750-799   18.58|
|Colorado          4.18| 75.01-80.00%    69.64| 75.01-80.00%    17.03|800+       1.53|
|Illinois          3.94| 80.01-85.00%     1.49| 80.01-85.00%     2.50|               |
|New York          3.81| 85.01-90.00%     5.74| 85.01-90.00%    40.38|               |
|Texas             3.70| 90.01-95.00%     4.71| 90.01-95.00%    24.05|               |
|*More*           26.05|                      |*More*            2.42|               |
|----------------------|----------------------|----------------------|---------------|


-------------------------------------------------------------------------------------
|Product        |Silent         |Conform              |MI                            |
|---------------|---------------|---------------------|------------------------------|
|10/1 Hyb   2.28|N         41.53|CONFORMING     100.00|OLTV LE 80               88.06|
|3/1 Hybr  51.66|Y         58.47|                     |PMI MORTGAGE INSURANCE    4.98|
|5/1 Hybr  43.90|               |                     |Radian Gua                3.59|
|7/1 Hybr   2.17|               |                     |MGIC                      3.29|
|               |               |                     |UGIC                      0.08|
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|---------------|---------------|---------------------|------------------------------|

 --------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                   |
|-------------------------|------------------------|----------------------------|
|SINGLE FAMILY DETA  46.91|PURCHASE           63.24|NON-OWNER              58.46|
|2-4 FAMILY          24.13|CASHOUT REFI       19.75|OWNER OCCUPIED         40.03|
|PUD DETACHED        12.47|RATE/TERM REFI     17.01|SECOND HOME             1.51|
|CONDO               10.98|                        |                            |
|PUD ATTACHED         3.68|                        |                            |
|SINGLE FAMILY ATT    1.72|                        |                            |
|PUD                  0.11|                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|-------------------------|------------------------|----------------------------|


----------------------------------------------------------------------
|Docs                             |Units       |DTI                   |
|---------------------------------|------------|----------------------|
|NIV - No income verif (Lim  64.14| 1     75.76| Missing          5.39|
|Full Documentation          22.43| 2     11.08| 0.01-10.00%      0.50|
|NIV/NAV - No income or ass   8.13| 3      3.76| 10.01-20.00%     5.79|
|NID/NED/NAD - No income, a   4.62| 4      9.40| 20.01-30.00%    22.50|
|NID - No income disclosure   0.68|            | 30.01-40.00%    51.27|
|                                 |            | 40.01-50.00%    14.55|
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|---------------------------------|------------|----------------------|

 ----------------------------------------------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |IO Term        |Arm Index         |
|---------------|---------------|--------------------|---------------|------------------|
|    0     67.80|N         62.90|Y              69.15|   36     43.81|6 Month Lib 100.00|
|   36     32.02|Y         37.10|N              30.85|    .     30.85|                  |
|   42      0.19|               |                    |   60     21.69|                  |
|               |               |                    |  120      2.04|                  |
|               |               |                    |   84      1.61|                  |
|               |               |                    |               |                  |
|               |               |                    |               |                  |
|---------------|---------------|--------------------|---------------|------------------|


----------------------------------------------------------------
|Margins       |1st Rate Cap |Per Rate Cap |Life Rate Cap       |
|--------------|-------------|-------------|--------------------|
|  2.250   0.09|  5.00 100.00|  1.00 100.00| 9.00- 9.49%    0.38|
|  2.750  99.91|             |             | 9.50- 9.99%    3.64|
|              |             |             |10.00-10.49%    8.97|
|              |             |             |10.50-10.99%   20.70|
|              |             |             |11.00-11.49%   23.65|
|              |             |             |11.50-11.99%   25.27|
|              |             |             |*More*         17.40|
|--------------|-------------|-------------|--------------------|

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavo r to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______   Project:   UPDATED POSITIONS JUNE      July 9, 2004  13:39  PAGE 0002
|Goldman|  Deal       GSAA-2004-06
|Sachs  |  Check      NON CONFORMING
|       |  Pool       IN POOL
|       |
|-------|


----------------------------------------------------------------------------------------------------------------------------
      Loans   Sched Balance   Gross WAC       Net WAC       Orig WA        ST WAM        Am WAM           Age          OLTV
----------------------------------------------------------------------------------------------------------------------------
        159   $81,156,888         5.636         5.386           360           358           358             2          77.9
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
      Loans      Comb LTV          FICO           DTI        Margin       1st Cap       Per Cap     06/04 MTR       Maxrate
----------------------------------------------------------------------------------------------------------------------------
        159          84.9           701         34.16          2.75          5.00          1.00         46.45        11.250
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|
|4.25 - 4.49%      1.36| $300,001-$350,000   2.95|356 - 360 Mont 100.00|351 - 355 Mont   2.29|Other/Unknown   93.87|  1     56.29|
|4.50 - 4.749%     2.79| $350,001-$400,000  16.84|                     |356 - 360 Mont  97.71|356 - 360 Mont   6.13|  2     34.86|
|4.75 - 4.99%      9.56| $400,001-$450,000  12.00|                     |                     |                     |  3      5.52|
|5.00 - 5.249%     6.21| $450,001-$500,000  16.10|                     |                     |                     |  4      1.03|
|5.25 - 5.49%     15.47| $500,001-$550,000  12.33|                     |                     |                     |  9      2.29|
|5.50 - 5.749%    24.56| $550,001-$600,000   9.90|                     |                     |                     |             |
|5.75 - 5.99%     16.02| $600,001-$650,000  10.21|                     |                     |                     |             |
|6.00 - 6.249%     9.45| $650,001-$700,000   5.12|                     |                     |                     |             |
|6.25 - 6.49%      3.69| $700,001-$750,000   0.91|                     |                     |                     |             |
|6.50 - 6.749%     6.56| $750,001-$800,000   4.81|                     |                     |                     |             |
|6.75 - 6.99%      1.22| $800,001-$900,000   5.22|                     |                     |                     |             |
|7.00 - 7.249%     0.59| $900,001-$1000,00   3.60|                     |                     |                     |             |
|7.25 - 7.49%      1.56|                         |                     |                     |                     |             |
|7.50 - 7.749%     0.96|                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|                      |                         |                     |                     |                     |             |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|


--------------------------------------------------------------------------------------
|Geography             |Orig LTV              |Comb LTV              |FICO           |
|----------------------|----------------------|----------------------|---------------|
|California       62.24| 50.01-60.00%     1.01| 50.01-60.00%     1.01|620-649   12.93|
|New York          3.09| 60.01-65.00%     3.61| 60.01-65.00%     2.13|650-699   42.19|
|Illinois          2.93| 65.01-70.00%     9.68| 65.01-70.00%     7.68|700-749   22.96|
|Arizona           2.85| 70.01-75.00%    11.55| 70.01-75.00%     4.57|750-799   20.43|
|Oregon            2.54| 75.01-80.00%    66.12| 75.01-80.00%    24.38|800+       1.50|
|Massachusetts     2.42| 80.01-85.00%     0.62| 80.01-85.00%     4.65|               |
|Connecticut       2.37| 85.01-90.00%     4.84| 85.01-90.00%    32.79|               |
|Texas             2.24| 90.01-95.00%     2.58| 90.01-95.00%    20.76|               |
|Georgia           2.23|                      | 97.01-100.00%    2.02|               |
|*More*           17.07|                      |                      |               |
|----------------------|----------------------|----------------------|---------------|


-------------------------------------------------------------------------------------
|Product        |Silent         |Conform              |MI                            |
|---------------|---------------|---------------------|------------------------------|
|10/1 Hyb   3.94|N         44.33|NON CONFORMING 100.00|OLTV LE 80               91.96|
|3/1 Hybr  61.25|Y         55.67|                     |PMI MORTGAGE INSURANCE    3.43|
|5/1 Hybr  32.87|               |                     |Radian Gua                2.39|
|7/1 Hybr   1.94|               |                     |MGIC                      2.22|
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|               |               |                     |                              |
|---------------|---------------|---------------------|------------------------------|




---------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                   |
|-------------------------|------------------------|----------------------------|
|SINGLE FAMILY DETA  60.06|PURCHASE           56.16|OWNER OCCUPIED         70.67|
|PUD DETACHED        17.34|CASHOUT REFI       26.12|NON-OWNER              27.45|
|2-4 FAMILY           9.51|RATE/TERM REFI     17.71|SECOND HOME             1.88|
|CONDO                7.64|                        |                            |
|SINGLE FAMILY ATT    3.43|                        |                            |
|PUD ATTACHED         2.03|                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|                         |                        |                            |
|-------------------------|------------------------|----------------------------|

----------------------------------------------------------------------
|Docs                             |Units       |DTI                   |
|---------------------------------|------------|----------------------|
|NIV - No income verif (Lim  70.98| 1     90.49| Missing          7.25|
|Full Documentation          16.33| 2      2.73| 0.01-10.00%      0.64|
|NIV/NAV - No income or ass   5.44| 3      1.88| 10.01-20.00%     0.61|
|NID/NED/NAD - No income, a   5.30| 4      4.90| 20.01-30.00%    19.80|
|NID/NAD - No income or ass   1.35|            | 30.01-40.00%    59.13|
|NID - No income disclosure   0.60|            | 40.01-50.00%    12.56|
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|                                 |            |                      |
|---------------------------------|------------|----------------------|








-----------------------------------------------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |IO Term        |Arm Index         |
|---------------|---------------|--------------------|---------------|------------------|
|    0     66.20|N         53.48|Y              93.87|   36     56.71|6 Month Lib 100.00|
|   36     33.80|Y         46.52|N               6.13|   60     31.28|                  |
|               |               |                    |    .      6.13|                  |
|               |               |                    |  120      3.94|                  |
|               |               |                    |   84      1.94|                  |
|               |               |                    |               |                  |
|               |               |                    |               |                  |
|---------------|---------------|--------------------|---------------|------------------|

----------------------------------------------------------------
|Margins       |1st Rate Cap |Per Rate Cap |Life Rate Cap       |
|--------------|-------------|-------------|--------------------|
|  2.750 100.00|  5.00 100.00|  1.00 100.00| 9.50- 9.99%    1.93|
|              |             |             |10.00-10.49%    7.77|
|              |             |             |10.50-10.99%   25.87|
|              |             |             |11.00-11.49%   21.02|
|              |             |             |11.50-11.99%   31.83|
|              |             |             |12.00-12.49%    8.94|
|              |             |             |*More*          2.64|
|--------------|-------------|-------------|--------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon
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